UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 454-7190

Date of fiscal year end: 9/30

Date of reporting period: 12/31/09

ITEM 1. SCHEDULE OF INVESTMENTS

Investment Portfolio	as of December 31, 2009 (Unaudited)

DWS Inflation Protected Plus Fund

	Principal Amount ($)	Value ($)

Corporate Bonds 2.7%
Financials
Pacific Life Global Funding, 144A, 1.937% *, 6/2/2018 (Cost $5,000,000)	5,000,000	4,377,000
Mortgage-Backed Securities Pass-Throughs 1.3%
Government National Mortgage Association, 5.0%, 2/1/2038 (a) (Cost $2,070,547)	2,000,000	2,057,344
Collateralized Mortgage Obligations 1.1%
Federal National Mortgage Association, "FT", Series 2003-102, 0.631% *, 10/25/2033 (Cost $1,702,413)	1,740,486	1,720,293

Government & Agency Obligations 91.9%
Other Government Related (b) 0.9%
International Bank for Reconstruction & Development, 5.05% *, 1/14/2025 (a)	1,500,000	1,490,625
US Government Sponsored Agencies 5.9%
Federal Home Loan Bank:
2.302% *, 9/10/2019	2,000,000	1,959,800
4.25% *, 1/21/2020 (a)	500,000	497,500
Federal National Mortgage Association, CPI plus 0.25%, 0.0%, 8/8/2011	7,000,000	6,876,800

		9,334,100
US Treasury Obligations 85.1%
US Treasury Bill, 0.19% **, 3/18/2010 (c)	1,333,000	1,332,865
US Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028	12,382,320	11,873,481
2.375%, 1/15/2025	12,041,505	12,705,666
2.5%, 1/15/2029	1,510,275	1,619,888
3.375%, 4/15/2032	1,826,790	2,258,369
3.625%, 4/15/2028	15,370,095	18,997,683
US Treasury Inflation-Indexed Notes:
0.625%, 4/15/2013 (d)	18,409,140	18,719,794
1.375%, 7/15/2018	6,014,760	6,026,976
1.625%, 1/15/2018	9,905,856	10,140,347
2.0%, 4/15/2012 (d)	9,054,965	9,462,439
2.0%, 1/15/2014 (d)	11,991,680	12,681,202
2.0%, 1/15/2016	14,158,820	14,951,941
3.5%, 1/15/2011	1,552,550	1,610,407
US Treasury Notes:
2.375%, 8/31/2014	2,250,000	2,233,476
2.75%, 2/15/2019 (d)	7,500,000	6,904,688
4.875%, 4/30/2011 (d)	4,000,000	4,213,124

		135,732,346

Total Government & Agency Obligations (Cost $143,054,716)		146,557,071
	Shares	Value ($)

Securities Lending Collateral 22.3%
Daily Assets Fund Institutional, 0.17% (e) (f) (Cost $35,593,750)	35,593,750	35,593,750
Cash Equivalents 3.4%
Central Cash Management Fund, 0.14% (e) (Cost $5,477,037)	5,477,037	5,477,037
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $192,898,463) †	122.7	195,782,495
Other Assets and Liabilities, Net	(22.7)	(36,237,841)

Net Assets	100.0	159,544,654

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

*

Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

**	Annualized yield at time of purchase; not a coupon rate.

†

The cost for federal income tax purposes was $195,047,284. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $735,211. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,992,099 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,256,888.

(a)					When-issued or delayed delivery security included.
(b)					Government-backed debt issued by financial companies or government sponsored enterprises.
(c)					At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)					All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2009 amounted to $34,491,908 which is 21.6% of net assets.
(e)					Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)					Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CPI: Consumer Price Index
At December 31, 2009, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)

10 Year Canadian Government Bond	CAD	3/22/2010	10	1,126,739	(19,506)
10 Year US Treasury Note	USD	3/22/2010	166	19,165,219	(435,238)
2 Year US Treasury Note	USD	3/31/2010	49	10,597,016	(58,295)
Federal Republic of Germany Euro-Bund	EUR	3/8/2010	47	8,165,400	(105,624)
Federal Republic of Germany Euro-Schatz	EUR	3/8/2010	217	33,584,233	(616)
United Kingdom Long Gilt Bond	GBP	3/29/2010	49	9,058,128	(87,592)
Total unrealized depreciation					(706,871)

At December 31, 2009, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)

10 Year Australian Treasury Bond	AUD	3/15/2010	68	6,218,367	87,524
10 Year Japanese Government Bond	JPY	3/11/2010	14	20,999,624	(21,152)
2 Year US Treasury Note	USD	3/31/2010	9	1,946,391	10,386
3 Year Australian Treasury Bond	AUD	3/15/2010	85	7,832,585	3,030
90 Day Eurodollar	USD	3/15/2010	5	1,245,563	(3,404)

90 Day Eurodollar	USD	6/14/2010	5	1,241,500	(3,754)
90 Day Eurodollar	USD	9/13/2010	5	1,236,250	(3,317)
90 Day Eurodollar	USD	12/13/2010	5	1,230,875	(3,067)
90 Day Eurodollar	USD	3/14/2011	5	1,225,875	(2,816)
90 Day Eurodollar	USD	6/13/2011	5	1,221,063	(2,566)
90 Day Eurodollar	USD	9/19/2011	5	1,216,750	(2,229)
Total net unrealized appreciation					58,635

At December 31, 2009, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund		Cash Flows Received by the Fund	Unrealized Appreciation ($)

9/15/2010 9/15/2014	1,800,000[1]	Fixed — 3.15%	Floating — LIBOR		11,038
9/15/2010 9/15/2014	1,800,000[1]	Fixed — 3.15%	Floating — LIBOR		11,038
Total unrealized appreciation on open interest rate swaps					22,076

Counterparty:
1	Morgan Stanley
LIBOR: London InterBank Offered Rate

At December 31, 2009, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty

USD	1,200,627	AUD	1,370,000	1/20/2010	27,416	HSBC Bank USA
USD	594,091	CAD	628,000	1/20/2010	6,389	Citigroup, Inc.
USD	1,164,215	NOK	6,750,000	1/20/2010	589	Credit Suisse
USD	132,765	NOK	779,000	1/20/2010	1,662	Citigroup, Inc.
USD	1,089,938	NZD	1,507,000	1/20/2010	2,571	Morgan Stanley
USD	198,878	NZD	283,000	1/20/2010	6,284	HSBC Bank USA
EUR	2,724,000	USD	3,990,292	1/20/2010	85,375	The Goldman Sachs & Co.
GBP	319,000	USD	518,318	1/20/2010	3,128	Credit Suisse
JPY	252,548,000	USD	2,852,731	1/20/2010	140,806	HSBC Bank USA
JPY	167,410,000	USD	1,827,969	1/20/2010	30,278	HSBC Bank USA
Total unrealized appreciation					304,498

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty

USD	5,850,586	AUD	6,441,000	1/20/2010	(76,994)	Morgan Stanley
USD	1,012,077	CHF	1,045,000	1/20/2010	(1,748)	UBS AG
USD	264,894	SEK	1,883,000	1/20/2010	(1,680)	Credit Suisse
CAD	1,203,000	USD	1,130,618	1/20/2010	(19,665)	Bank of New York Mellon Corp.
EUR	2,660,000	USD	3,796,964	1/20/2010	(16,208)	Morgan Stanley
GBP	578,000	USD	924,583	1/20/2010	(8,895)	Bank of New York Mellon Corp.

SEK	611,000	USD	83,656	1/20/2010	(1,752)	Citigroup, Inc.
Total unrealized depreciation	(126,942)

Currency Abbreviations
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD	United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Assets
Fixed Income(g)
Corporate Bonds	—	$—	$ 4,377,000	$4,377,000
Mortgage-Backed Securities Pass-Throughs	—	2,057,344	—	2,057,344
Collateralized Mortgage Obligations	—	1,720,293	—	1,720,293
Government & Agency Obligations	—	136,359,281	8,864,925	145,224,206
Short-Term Investments(g)	41,070,787	1,332,865	—	42,403,652
Derivatives(h)	—	326,574	—	326,574
Total	$41,070,787	$141,796,357	$ 13,241,925	$196,109,069

Liabilities
Derivatives(h)	$(648,236)	$(126,942)	$—	$(775,178)
Total	$(648,236)	$(126,942)	$—	$(775,178)
(g)	See Investment Portfolio for additional detailed categorizations.
(h)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Government & Agency Obligations	Total
Balance as of September 30, 2009	$4,173,500	$6,860,000	$11,033,500
Realized gains (loss)	—	—	—
Change in unrealized appreciation (depreciation)	203,500	12,306	215,806
Amortization premium/discount	—	4,494	4,494
Net purchases (sales)	—	1,988,125	1,988,125
Net transfers in (out) of Level 3	—	—	—
Balance as of December 31, 2009	$4,377,000	$8,864,925	$13,241,925
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2009	$203,500	$12,306	$215,806

Derivatives

The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of December 31, 2009 categorized by the primary underlying risk exposure.

Primary Underlying Risk Disclosure	Futures	Swaps	Forward Currency Contracts
Foreign Exchange Contracts	$—	$—	$177,556
Interest Rate Contracts	$(648,236)	$22,076	$—

ITEM 2.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 25, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 25, 2010